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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: March 10, 1998


                              CKE RESTAURANTS, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                        1-13192                 33-0602639
----------------------------          ------------        ----------------------
(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                File Number)        Identification Number)


             1200 North Harbor Boulevard, Anaheim, California 92801
                    (Address of principal executive offices)


                                 (714) 774-5796
              (Registrant's telephone number, including area code)


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Item 5.  Other Events

         On March 10, 1998, CKE Restaurants, Inc. ("the Registrant") priced $171.5 million private placement of six-year convertible subordinated notes due 2004. The convertible subordinated notes are not registered or required to be registered under the Securities Act of 1993, as amended.

Attached as Exhibit 99.1 to this Current Report on Form 8-K is the text of the notice of the proposed offering given by the Registrant on March 10, 1998.

Item 7.  Financial Statements and Exhibits

         (c) Exhibits

               99.1 Press Release - March 10, 1998 - CKE Restaurants Prices Private Placement of $171.5 million of Convertible Subordinated Notes



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                CKE RESTAURANTS, INC.


Dated: March 27, 1998                           /s/ CARL A. STRUNK
                                                -------------------------------
                                                Carl A. Strunk
                                                Executive Vice President
                                                Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit
Number         Description
--------       -----------

  99.1 Press Release - March 10, 1998 - CKE Restaurants Announces Prices Private Placement of $171.5 million of Convertible Subordinated Notes.